Rule 497(e)
                                                        Registration No. 33-12
                                                             File No. 811-4401

                            NORTH TRACK FUNDS, INC.

                           WISCONSIN TAX-EXEMPT FUND

                        SUPPLEMENT DATED AUGUST 14, 2002
                                       TO
                  PROSPECTUS DATED MAY 1, 2002 ("PROSPECTUS")

Merger with Heartland Wisconsin Tax Free Fund
---------------------------------------------

     On August 14, 2002, following approval by their respective boards of directors, North Track Funds, Inc. and Heartland Group, Inc. entered into an Agreement and Plan of Reorganization (the "Agreement") involving the acquisition by the North Track Wisconsin Tax-Exempt Fund (the "North Track Fund") of the assets of the Heartland Wisconsin Tax Free Fund (the "Heartland Fund"). The transaction is expected to more than double the size of the North Track Fund.

     Under the Agreement, substantially all of the assets and liabilities of the Heartland Fund would be transferred to the North Track Fund. In exchange, the North Track Fund would issue to the Heartland Fund shares of the North Track Fund having an aggregate net asset value equal to the Heartland Fund assets (less the Heartland Fund liabilities) so transferred. The Heartland Fund would then distribute such shares of the North Track Fund to the Heartland Fund shareholders, pro rata, in liquidation of the Heartland Fund. The value of each Heartland Fund shareholders' account in the North Track Fund immediately after the transaction would be the same as the value of that shareholder's account in the Heartland Fund immediately before the transaction. The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes so that no gain or loss would be recognized by the North Track Fund, the Heartland Fund or the Heartland Fund shareholders as a result of the transaction.

     Completion of the transaction is subject to normal and customary conditions. The Agreement requires the approval of the Heartland Fund shareholders before it can be implemented. The North Track Fund shareholders are not required, and will not be asked, to approve the Agreement. If approved by the Heartland Fund shareholders, the transaction is expected to occur on or about November 1, 2002.

     In connection with the transaction, Ziegler has agreed to waive fees and/or reimburse expenses for a period of 12 months after completion of the transaction so that the North Track Fund's annual operating expenses do not exceed 1.00% of average net assets. Moreover, following the transaction, Heartland Fund shareholders will not have to pay a sales charge on purchases of additional shares of the North Track Fund or on exchanges of their North Track Fund shares for Class A shares of other mutual fund series of North Track.